UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Charles Li to the Board of Directors

On July 13, 2021, the Board of Directors (the “Board”) of MarketAxess Holdings Inc. (the “Company”) elected Xiaojia Charles Li to serve on the Company’s Board of Directors, effective July 13, 2021. The Board of Directors determined that Mr. Li is independent under applicable NASDAQ listing rules and pursuant to the Company’s Corporate Governance Guidelines.

There were no arrangements or understandings pursuant to which Mr. Li was elected as a director of the Company. There have been no transactions since the beginning of the Company’s last fiscal year, and are no currently proposed transaction, to which the Company or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000 and in which Mr. Li had, or will have, a direct or indirect material interest.

Mr. Li will be eligible to receive the same compensation as other non-employee directors of the Company as described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2021.

Transition of the Chief Financial Officer Role

On July 13, 2021, the Board appointed Christopher Gerosa, age 46, as Chief Financial Officer. In addition, Mr. Gerosa has been appointed to act as the Company’s principal financial officer and principal accounting officer for purposes of the Company’s filings with the Securities and Exchange Commission. The appointments will become effective as of August 1, 2021. Antonio DeLise, the Company’s current Chief Financial Officer, will be supporting Mr. Gerosa during the balance of the year and will continue leading the Investor Relations and Corporate Development functions going forward.

Mr. Gerosa has been Head of Accounting and Finance of the Company since April 2015 with global responsibility for accounting, tax, treasury management and financial planning and analysis functions. Prior to joining the Company, Mr. Gerosa was Chief Financial Officer of Primus Guaranty, Ltd. (“Primus”) from 2010 to 2014 and Corporate Treasurer from April 2007 to 2014. Prior to these roles, Mr. Gerosa held the position of Corporate Controller and served as the Director of Investor Relations of Primus. Mr. Gerosa joined Primus in 2003 and was an integral part of taking Primus public in 2004. Before joining Primus, he worked in the product controller areas of Deutsche Bank and Goldman Sachs. Mr. Gerosa began his professional career at Arthur Andersen. He served as a U.S. Army National Guard Infantry Officer after receiving his B.B.A. from the University of Notre Dame.

There were no arrangements or understandings pursuant to which Mr. Gerosa was selected as an officer of the Company. Mr. Gerosa does not have a family relationship with any director or executive officer of the Company. Other than as disclosed herein, there have been no transactions since the beginning of the Company’s last fiscal year, and are no currently proposed transaction, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Gerosa had, or will have, a direct or indirect material interest.

Mr. Gerosa’s salary will be $300,000, payable in accordance with the Company’s standard payroll schedule. Mr. Gerosa will also be eligible to participate in the Company’s other compensation and benefit programs, consistent with the Company’s other named executive officers. In connection with his appointment, the Board of Directors approved an equity award to be granted to Mr. Gerosa on August 1, 2021, valued at $1 million, 50% of which will be granted in performance stock units, 25% of which will be granted in stock options and 25% of which will be granted in restricted stock units. The number of performance stock units and restricted stock units granted will be valued based on the average closing price of the Company’s common stock during the ten trading days up to and including August 1, 2021. The number of stock options granted will be determined by an independent third party. The performance stock units will cliff vest on the third-year anniversary of the date of grant and the stock options and restricted stock units will vest in three equal installments beginning on the first anniversary of the date of grant.

Item 7.01	Regulation FD Disclosure

On July 19, 2021, the Company issued a press release announcing Mr. Li’s election, which is attached hereto as exhibit 99.1 and is incorporated by reference into this Item 7.01. In addition, on July 19, 2021, the Company issued a press release announcing the transition of the Chief Financial Officer role from Mr. DeLise to Mr. Gerosa, which is attached hereto as exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) that is furnished pursuant to this Item 7.01 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release issued by MarketAxess Holdings Inc. on July 19, 2021.

99.2	Press Release issued by MarketAxess Holdings Inc. on July 19, 2021.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: July 19, 2021	By:	/s/ Richard McVey
	Name:	Richard McVey
	Title:	Chief Executive Officer